May 2023Investor Presentation

This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2022, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2 Safe Harbor Statement

3 Cautionary Statement Regarding Endnotes You are encouraged to carefully read the endnotes that are a part of this presentation and start on slide 33 hereto. The endnotes include important information, including details regarding the assumptions we utilize to prepare the illustrative examples contained herein. Such illustrative examples are not a guarantee of future performance and should not be considered financial guidance. The endnotes also point out that certain of the statements contained herein are subject to a number of assumptions and other factors, many of which are beyond the Company's control, and that actual results may differ from the statements contained herein, and such differences may be material. The endnotes also help the reader identify certain forward- looking statements and provide further detail about certain of the statements contained herein, including some of the non-GAAP metrics.

Company Overview

• An internally-managed commercial real estate finance company operating as a REIT, that is focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties. • Investment objective emphasizes preservation of capital while generating attractive risk-adjusted returns over the long-term, primarily through dividends derived from current income produced by the loan portfolio. • $3.5 billion** defensively-positioned nationwide investment portfolio that is diversified across property types, regions and sponsors. • Solution-driven senior investment team with deep industry relationships and decades of real estate lending experience across economic, credit and interest rate cycles. • Conservatively managed balance sheet with a well-balanced funding profile, moderate leverage and $930 million of equity capital. 5 * Except as otherwise indicated in this presentation, reported data is as of, or for the period ended, March 31, 2023. ** Includes maximum loan commitments. Outstanding principal balance of $3.3 billion. Company Overview*

CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Office, 40.6% Multifamily, 31.7% Hotel, 9.7% Retail, 9.5% Industrial, 5.8% Other, 2.7% • Originate high quality floating-rate first mortgage loans on transitional U.S. commercial real estate. • Long-term, fundamental value-oriented philosophy. • Heavy focus on relative value; highly selective and emphasizing broad diversification. • Well-respected lending platform and a well-established, repeat CRE CLO issuer. • Broadly-diversified capitalization profile with moderate leverage. • Long-standing lender relationships. BA L A NC E S H E E T OV E RV I E WST R AT E GY OV E RV I E W Portfolio Yield: 8.0%** Cost of Funds: 7.2% Investment Portfolio†† Capitalization * Includes maximum loan commitments. Outstanding principal balance of $3.3 billion. ** See definition in the appendix. † As of May 22, 2023. †† Includes mixed-use properties. 6 $3.5 billion* Portfolio of 88 Loan Investments 100% Loans 99% Senior Loans 98% Floating Rate $38 million Average UPB 1.3x Recourse Debt-to- Equity Leverage 62.9% Weighted Average LTV** ~53% Non-Mark-to- Market Borrowings 2.5x Total Debt-to-Equity Leverage** $3.4 billion Financing Capacity $2.4B Outstanding $232 million† Cash Balance 8.0% Portfolio Yield** Corporate Snapshot

Investment Highlights 7 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM ▪ Each senior investment team member has over 20 years of experience in the commercial real estate debt markets: including extensive backgrounds in investment management and structured finance. ▪ Broad and long-standing direct relationships within the commercial real estate lending market. ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY ▪ The CRE lending markets have and are expected over time to offer an enduring opportunity for non-bank specialty finance companies, which are anticipated to continue to gain market share from the banks over the long-term. ▪ Senior floating-rate loans likely to remain an attractive value proposition. DIFFERENTIATED DIRECT ORIGINATION PLATFORM ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high quality, experienced sponsors across the top institutional markets. ▪ Geographic diversification helps mitigate concentrated event risk. ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria. WELL-DIVERSIFIED AND GRANULAR INVESTMENT PORTFOLIO ▪ Portfolio with total loan commitments of $3.5 billion*, a weighted average stabilized LTV of 62.9%** and portfolio yield of 8.0%**. ▪ 100% loan portfolio well-diversified across property types, regions and sponsors. DIVERSIFIED FINANCING PROFILE ▪ Moderate balance sheet leverage and a broad funding mix including CLO securitizations, repurchase facilities, secured credit facility, asset-specific financing, and senior unsecured convertible notes. ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and other types of funding facilities. * Includes maximum loan commitments. Outstanding principal balance of $3.3 billion. ** See definition in the appendix.

Experienced and Cycle-Tested Senior Leadership 8 JACK TAYLOR PRESIDENT AND CHIEF EXECUTIVE OFFICER • Previous experience: Head of Global Real Estate Finance, Prudential Real Estate Investors; earlier built and led real estate finance businesses at: Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners • Holds a J.D. from Yale Law School, a MSc. in international relations from LSE and a B.A. in philosophy from the University of Illinois 25+ YEARS OF EXPERIENCE STEPHEN ALPART CHIEF INVESTMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance, debt investing and workout/restructuring experience at GMACCM/Capmark, UBS/PaineWebber and E&Y Kenneth Leventhal • Holds a M.B.A. in Finance & Real Estate from NYU and a B.S. in Business Administration, Accounting and Economics from Washington University 25+ 25+ 25+ 20+ STEVEN PLUST CHIEF OPERATING OFFICER • Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance and capital markets experience at Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners • Holds a M.B.A. from Columbia University and a B.S. in Chemistry from Rensselaer Polytechnic Institute PETER MORRAL CHIEF DEVELOPMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Over 25 years of CRE debt experience with senior positions in origination, capital markets, credit, distribution, and investing in various capacities at: Annaly, UBS, Wachovia, and Bank of America • Holds a M.B.A. from the Ohio State University and a B.L.A. in History from the University of Connecticut MARCIN URBASZEK, CFA ® CHIEF FINANCIAL OFFICER • Previous experience: Financial Institutions investment banking at Credit Suisse, U.S. Banks Equity Research at Citigroup, Equity-linked Capital Markets at JPMorgan • Holds a B.B.A. in Finance, from Zicklin School of Business, Baruch College, CUNY; CFA® Charterholder

Seasoned and Cohesive Team with Top-Tier Multidisciplinary Expertise 9 DECADES OF BROAD EXPERIENCE SUCCESSFULLY NAVIGATING MANY ECONOMIC AND MARKET CYCLES ✓ Decades of balance sheet lending experience managing unlevered and levered portfolios of CRE debt investments and serving as a fiduciary for third party investor capital ✓ Successfully and profitably navigated multiple economic, real estate and capital markets cycles, benefiting from credit discipline as well as extensive asset management and workout experience ✓ Developed a CRE debt platform within a public mortgage REIT; executed an IPO/Spin-off of GPMT and successfully raised additional growth capital ✓ Established GPMT as a leading balance sheet CRE lender with long-standing borrower, property owner and broker relationships driving significant volume of directly originated attractive investment opportunities ✓ GPMT has a well-balanced funding profile, is a large and repeat CRE CLO issuer, and has access to multiple financing sources ✓ Internally-managed structure with a fully staffed, cross functional team with multidisciplinary experience provides many benefits and positions the company well for accretive growth and realization of economies of scale Real Estate Finance Credit Risk Underwriting Direct Loan Origination Asset Finance & Capital Markets Ratings Agency Asset Mgmt., Loan Workouts & REO Private Credit & Equity CMBS Conduit & Loan Securitization Legal & Corporate Governance Human Resources Strategy & Corporate Finance Audit, Tax & Corporate Treasury MULTIDISCIPLINARY EXPERTISE

Investment Strategy and Origination Platform

$100 million GPMT Senior Loan $65 million 100% 65% 48.75% GPMT Equity Investment $16.25 million Financing Facility Advance $48.75 million Borrower’s Equity $35 million LTV Investment Strategy Targeting Senior Loans 11 I L LU STR AT I VE P RO P E RT Y C A P I TAL ST RU C T UR E FLOATING RATE FIRST MORTGAGE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR AT AN ATTRACTIVE POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE • Our senior loans are senior to a property owner’s significant equity investment. • The borrower’s equity investment usually provides a credit support cushion of 25-35% of a property’s value. • Focused approach to direct originations and intensive credit underwriting creates attractive first mortgage loan investments with downside protection. • Prioritizing lending on income producing, institutional- quality properties produces cash flow coverage for our loans and generates attractive risk-adjusted returns on our investments.

* See definition in the appendix Target Investments and Portfolio Construction 12 KEY TENETS OF STRATEGY PORTFOLIO CONSTRUCTION ✓ Long-term, fundamental, value-driven philosophy avoiding “sector bets” and “momentum investments” ✓ Emphasize durable and identifiable cash flow rather than sale value of collateral property by lending on income- producing, institutional-quality real estate ✓ Intensive, multifaceted credit diligence through bottom-up underwriting and prioritizing high-quality, well-capitalized and experienced sponsors ✓ Thoughtfully structured loans that provide downside protection; the property is the collateral, but the loan is the investment ✓ Active balance sheet and liquidity management; moderate leverage and maintaining access to a diverse set of funding sources while prioritizing stability of non-mark-to- market financing ✓ Nationwide portfolio constructed on a loan-by-loan basis emphasizing diversification by property type, market and sponsorship ✓ Floating rate first mortgage loans secured by income- producing U.S. commercial real estate ✓ Loans of $20 million to $150 million secured by a variety of asset types (primarily multifamily, office, warehouse/industrial, self-storage, and others) ✓ Transitional properties located in the top institutional markets across the U.S. with strong economic, demographic and real estate fundamentals ✓ Stabilized LTVs* generally ranging from 55% to 70% ✓ Generally, target loan yields of SOFR + 3.0% to 5.0%+ ✓ Sponsorship, business plan and loan terms are key considerations in addition to the quality of property collateral, demographics and geographic location THE COMPANY HAS A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN TESTED THROUGH MULTIPLE ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES

Diversified Investment Portfolio with Scale 13 • Diversification is a key tenet of our investment strategy • Search for relative value nationwide as we construct our portfolio • Approximately 75% of our portfolio is secured by properties located in the largest 25 markets, offering compelling lending opportunities on institutional-quality real estate supported by strong sponsorship • Sponsorship, business plan and loan terms are as important as geographical location TARGETING LARGER INSTITUTIONAL MARKETS IN THE U.S., THAT OFFER COMPELLING INVESTMENT CHARACTERISTICS CONSISTENT WITH OUR OVERALL INVESTMENT THESIS

Relationships •Directly sourcing a large volume of investment opportunities through established relationships, high-integrity reputation and extensive market knowledge and experience •Originating loans often involves multiple counterparties, including both operators and mortgage brokers, and established relationships with multiple touch points help drive transaction volume Process •Employ a highly-disciplined sourcing, screening and underwriting process focused on resource efficiency, to identify the best investment opportunities and provide reliable, timely and creative solutions to borrower counterparties •The origination process is combined with the financing and capital markets function, driving an efficient feedback loop during underwriting and structuring Results •Many lending opportunities are time of the essence, creating a need for reliability and reputation for acting in good faith, which offers a means of differentiation and drives repeat business •Since inception in 2015, the team has sourced and evaluated tens of billions of dollars of opportunities, while closing on over $6 billion of loan investments Direct Origination Platform Supported by Strong Reputation and Longstanding Relationships DIFFERENTIATED ORIGINATION STRATEGY TARGETING HIGH-QUALITY LOANS ON INSTITUTIONAL-QUALITY PROPERTIES ACROSS ATTRACTIVE MARKETS WITH WELL-CAPITALIZED AND EXPERIENCED SPONSORS • Borrowers range from large private equity firms and national operators to regional and local owners/operators with extensive market and property-type expertise • Team of 7 seasoned originators with an average of over 15 years of experience and longstanding relationships with various market participants 14

Rigorous and Highly Selective Investment Process 15 Billions of dollars of investment opportunities annually are sourced and reviewed. For every 100 transactions we source and review, on average, we do a deeper review on approximately 25% of them … … and historically, we close and fund 2-3% of the opportunities we review. ✓ Deep relationships ✓ Reputation as a high-integrity partner providing certainty of and speed of execution ✓ Solution driven ideas and flexibility to accommodate property business plans H OW W E D I F F E R E NT I ATE O U R S E LV E S PE Firms Funds REITs Owners / Operators Brokers Co-Lenders M U LT I PL E S O U RC I N G C H A N NE L S Credibility, solution driven ideas, reliability and reputation drive repeat business and the Company’s success as a direct origination platform. ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH THE MOST ATTRACTIVE INVESTMENTS ARE SELECTED FOR OUR PORTFOLIO

Credit Culture Based on Key Principles 16 • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture • Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring • Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting ▪ Property ▪ Markets ▪ Sponsor ▪ Business plan Structuring ▪ Legal document diligence ▪ Loan structure ▪ Lender rights Asset Management ▪ Accountability for loan performance ▪ Proactive monitoring ▪ Borrower dialogue OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS

Life Cycle of a Loan Investment ORIGINATIONS AND OPERATIONS PROCESS INVOLVES CONTINUOUS COMMUNICATIONS ACROSS THE COMPANY FROM DEAL SOURCING THROUGH ASSET MANAGEMENT 17 Sourcing Underwriting Closing Financing Ongoing Asset Management • Broad industry relationships with a variety of market participants • Multiple touch points on a given transaction • Daily meetings to review pipeline or screen potential opportunities • Members of the Investment Committee get involved early • Underwriting is done in-house and focused on collateral and sponsor analysis, business plan review and exit strategy • Engage third party appraisers, engineers and other consultants • Visit each property / local market before closing • Negotiate term sheet detailing key investment terms • Engage select group of experienced law firms to help negotiate loan documents • Closely coordinate internally on financing, treasury, tax, legal, accounting and other areas • Diversified sources of loan-level financing • Multiple financing facilities with large financial institutions • CRE CLOs • Structured financings • Originators are also asset managers • While we contract with third party servicers to administer the loans, the deal teams retain key decision-making authority on major property items (budgets, lease approvals, etc.) Members of the Investment Committee involved throughout

Coordinated and Comprehensive Approach to Asset Management 18 ORIGINATION TEAM THAT SOURCES A LOAN REMAINS RESPONSIBLE FOR ASSET MANAGING IT THROUGHOUT ITS LIFECYCLE UNTIL REPAYMENT • 5-point loan risk rating system • Deal teams retain key decision-making authority on asset management (budgets, lease approvals, monitoring, tracking business plan, etc.) – Frequent communication and feedback with property owners • While key decision-making authority is held by the Company, third party servicers are used to increase efficiency and leverage internal resources – Longstanding relationship with Trimont Real Estate Advisors – Handpicked team at Trimont of fully-dedicated and experienced asset management and servicing professionals • Asset management provides a key early warning system for credit issues, and in many cases can prevent them from occurring – Monitor to ensure compliance with loan terms – Review draw requests for leases and capital items – Remain proactive when business plans begin to slip • Transitional business plans are by nature organic and are expected to evolve over time – Ongoing proactive asset management is a critical component of risk management and in meeting the ongoing needs of borrowers as their business plans evolve

Portfolio Overview

Northeast, 37.6% West, 19.8% Southwest, 18.8% Southeast, 18.7% Midwest, 6.1% Total Portfolio: $1.8 billion Average Loan Balance: ~$42.8 million Senior Loans: 89.6% Office, 50.8% Multifamily, 17.1% Retail, 15.9% Industrial, 9.3% Hotel, 6.9% Investment Portfolio Diversification 20 At IPO March 31, 2023 R e g io n Total Portfolio: $3.5 billion* Average Loan Balance: ~$37.7 million Senior Loans: 99.6% P ro p e rt y Ty p e December 31, 2019 Total Portfolio: $5.0 billion Average Loan Balance: ~$35.1 million Senior Loans: 98.7% Northeast, 28.5% Southwest, 21.7%West, 17.3% Midwest, 16.8% Southeast, 15.7% Office, 42.5% Multifamily, 24.9% Hotel, 15.0% Retail, 9.4% Industrial, 7.3% Other, 0.9% PORTFOLIO DIVERSIFICATION IS A KEY TENET OF OUR INVESTMENT AND RISK MANAGEMENT STRATEGY * Includes maximum loan commitments. Outstanding principal balance of $3.3 billion. Northeast, 25.4% Southeast, 21.7% Southwest, 21.1% Midwest, 16.6% West, 15.2% Office, 40.6% Multifamily, 31.7% Hotel, 9.7% Retail, 9.5% Industrial, 5.8% Other, 2.7%

Office, 40.6% Multifamily, 31.7% Hotel, 9.7% Retail, 9.5% Industrial, 5.8% Other, 2.7% Investment Portfolio as of March 31, 2023 21 PROPERTY TYPE(1) REGION * See definition in the appendix. ** See definition in the appendix. Includes nonaccrual loans. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.3 billion Total Loan Commitments $3.5 billion Number of Investments 88 Average UPB ~$37.7 mil Portfolio Yield** 8.0% Weighted Average Stabilized LTV* 62.9% Weighted Average Fully- Extended Remaining Term(2) 2.1 years Well-diversified portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 62.9%*. Northeast, 25.4% Southeast, 21.7% Southwest, 21.1% Midwest, 16.6% West, 15.2%

7.8% 51.4% 25.3% 7.3% 8.2% 1 2 3 4 5 Portfolio Credit Overview 22 CECL RESERVE BY QUARTER* GENERAL AND SPECIFIC CECL RESERVE* STABILIZED LTV** RISK RATINGS * $ in millions. ** See definition in the appendix. 28.4% 30.6% 20.0% 18.9% 2.1% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% • Weighted average portfolio risk rating of 2.6 as of March 31, 2023. $47.3 $65.5 $39.3 $67.5 12/31/2022 3/31/2023 General Specific $86.6 $133.0 $50.1 $85.6 $86.6 $133.0 6/30/2022 9/30/2022 12/31/2022 3/31/2023

Investment Chicago Multifamily Nashville Office Nashville Hotel Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date 12/2019 10/2019 02/2020 Collateral 918 Unit Garden Style Multifamily Property 461,541 SF Office Portfolio 161 Key Full-Service Hotel Location Des Plaines, IL Nashville, TN Nashville, TN Committed Amount $111 million $88 million $50 million Coupon L + 2.75% L + 2.55% L + 3.30% Stabilized LTV 73.0% 74.2% 54.2% Investment rationale Conversion of condominium complex to rental apartments; opportunistic acquisition with ability to increase rents through unit upgrades. Acquisition of a recently renovated, well-located office portfolio with opportunity to increase rents and occupancy to market levels. Acquisition with a strong sponsor and plan to reposition the asset through upgrades. Select Case Studies* 23* For illustrative purposes only.

Investment Boston Industrial Birmingham Multifamily Denver Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date 03/2022 11/2021 02/2022 Collateral 586,590 SF Industrial Property 323 Unit Garden Style Multifamily Property 194,575 SF Office Building Location Leominster, MA Hoover, AL Greenwood Village, CO Committed Amount $50 million $33 million $23 million Coupon S + 3.25% L + 3.18% S + 3.90% Stabilized LTV 60.8% 68.1% 60.2% Investment rationale Acquisition with ability to renew anchor tenant or lease to new tenants at higher rental rates. Acquisition with business plan to renovate unit interiors, exteriors and amenities and increase rents to market levels. Refinancing of a recently renovated, well-located office building with opportunity to increase rents and occupancy to market levels. Select Case Studies (cont’d)* 24* For illustrative purposes only.

Overview of Risk-Rated “5” Loans at March 31, 2023 25 San Diego, CA Office(3) Minneapolis, MN Office(4) Dallas, TX Office(5) Phoenix, AZ Office(4) Minneapolis, MN Hotel(6) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Origination Date October 2019 August 2019 May 2017 May 2017 December 2018 Collateral Property 340k square foot office building 409K square foot office building 378k square foot office building 256K square foot office building 154 key full-service hotel Total Commitment $93 million $93 million $32 million $30 million $28 million Current UPB $93 million $93 million $32 million $30 million $28 million Cash Coupon* L +3.2% L + 2.8% L + 5.4% S + 4.5% S + 3.9% Risk Rating 5 5 5 5 5 * See definition in the appendix. • As of March 31, 2023, the Company had five collateral-dependent loans that were risk-rated “5” with an aggregate principal balance of $274.8 million, for which the Company recorded an allowance for credit losses of $67.5 million. • Actively pursuing resolution options with respect to these loans, which may include a foreclosure, deed-in-lieu, restructuring, a sale of the loan, or a sale of the collateral property.

Financial Highlights and Capitalization

PORTFOLIO ACTIVITY ▪ Through May 22, 2023, the Company funded approx. $6.4 million in prior commitments and realized approx. $75.3 million in loan repayments, and paydowns. ▪ In May 2023, the Company acquired 100% ownership in an approximately 256K square foot office property in Phoenix, AZ, pursuant to a negotiated deed-in-lieu of foreclosure. The loan previously collateralized by this property had a risk rating of "5" and an unpaid principal balance of approximately $29.7 million as of March 31, 2023. As a result of this transaction, the Company expects to realize a loss of approximately $5.7 million, which had been reserved for through the allowance for credit losses. CAPITALIZATION ▪ Extended the maturity of the Morgan Stanley financing facility to June 2024 and adjusted the borrowing capacity to $475 million. ▪ Board of Directors authorized the Company to repurchase up to an additional 5,000,000 shares of its common stock, which increased the number of shares available for repurchase to 5,157,916, including the shares remaining under the prior authorization. The shares are expected to be repurchased from time to time through privately negotiated transactions or open market transactions, including pursuant to a trading plan in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, or by any combination of such methods. The manner, price, number and timing of share repurchases will be subject to a variety of factors, including market conditions and applicable U.S. Securities and Exchange Commission rules. LIQUIDITY ▪ As of May 22, 2023, the Company carried approx. $232 million in unrestricted cash. Q2 2023 Business Update 27

FINANCIAL SUMMARY ▪ GAAP net (loss)* of $(37.5) million, or $(0.72) per basic share, inclusive of a $(46.4) million, or $(0.89) per basic share, provision for credit losses. ▪ Distributable Earnings** of $10.7 million, or $0.20 per basic share. ▪ Book value per common share of $14.08, inclusive of $(2.54) per common share CECL reserve. ▪ Common stock dividend per share of $0.20; Series A preferred dividend per share of $0.4375. PORTFOLIO ACTIVITY ▪ Funded $17.3 million on existing loan commitments. ▪ Realized $59.5 million of total UPB in loan repayments, principal paydowns and amortization. PORTFOLIO OVERVIEW ▪ $3.5 billion in total commitments across 88 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 62.9%† and portfolio yield of 8.0%††; over 98% floating rate. ▪ Total CECL reserve of approx. $133.0 million, or 3.8% of total portfolio commitments. ▪ Weighted average portfolio risk rating of 2.6 as of March 31, 2023. ▪ Well positioned portfolio with approx. 85% risk ranked 3 or better. CAPITALIZATION & LIQUIDITY ▪ Accretively repurchased 1.0 million common shares for a total of $5.1 million, resulting in book value accretion of approx. $0.19 per share. ▪ Successfully refinanced GPMT 2019-FL2 CRE CLO, retiring inefficient liabilities and releasing approx. $85 million in net proceeds. ▪ Increased borrowing capacity of the JPMorgan financing facility to $425 million. ▪ Ended Q1 with over $220 million in unrestricted cash and total leverage ratio of 2.5x. First Quarter 2023 Results 28* Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix. †† See definition in the appendix. Includes nonaccrual loans.

Prudent and Proactive Balance Sheet Management 29 GPMT MAINTAINS A CONSERVATIVE FINANCIAL POLICY ✓ Generally, seek to match fund assets and liabilities to minimize interest-rate risk and duration ✓ Proven access to diverse sources of public and private equity and debt capital at the corporate and asset level ✓ Emphasis on liability management with meaningful proportion of non-recourse and non-mark-to-market borrowings ✓ Aim to maintain ample liquidity across market cycles; approximately $232 million of cash* ✓ Active monitoring of various covenants and leverage ratios when making capital and funding decisions; Target total leverage ratio of 3.0x–3.5x ✓ In response to the capital markets, macroeconomic and real estate sector challenges caused by the rapid increases in interest rates and ongoing impacts of the pandemic, GPMT management has been actively managing its balance sheet and improving liquidity position through several prudent measures including reducing leverage, refinancing legacy de-levered funding vehicles to release trapped capital, and establishing new financing facilities designed to fund both performing and non-performing loans on a non-mark-to-market basis, among others. * As of May 22, 2023.

Overview of Funding Sources Over Time 30 CONSERVATIVE MANAGEMENT OF BROADLY DIVERSIFIED FUNDING SOURCES FOCUSED ON NON-MARK-TO- MARKET LIABILITIES • Balance sheet management strategy emphasizes maintaining access to various sources of secured and unsecured funding while focusing on matching the term of assets and liabilities December 31, 2019 March 31, 2023At IPO Total Leverage: ~0.9x Recourse Leverage: ~0.9x Non-MTM*: 0% Total Leverage: ~3.3x Recourse Leverage: ~2.2x Non-MTM*: 42% Total Leverage: ~2.5x Recourse Leverage: ~1.3x Non-MTM*: ~53% Repurchase Facilities Repurchase Facilities CLOs Senior Convertible Notes Asset Specific Revolving Facility * See definition in the appendix. CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific

CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Diversified Capital Sources 31* See definition in the appendix. FINANCING SUMMARY AS OF MARCH 31, 2023 ($ IN MILLIONS) Total Capacity Outstanding Balance(7) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(8) $1,875 $1,184 S + 2.57% 69.0% Non–MTM* Repurchase Facility(9) $200 $7 S + 5.00% 22.7% Secured Credit Facility $100 $100 S + 6.50% 53.5% CLO-3 (GPMT 2021-FL3) (10) $540 L + 1.73% 79.7% CLO-4 (GPMT 2021-FL4) $503 L + 1.68% 80.9% Asset-Specific Financing $150 $46 S + 1.80% 77.5% Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,512 Stockholders’ Equity $931 FUNDING MIX(11) WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE LEVERAGE* 1.3x 2.5x 0.0x 1.0x 2.0x 3.0x 3/31/2023 Recourse Leverage Total Leverage ~53% Non–MTM*

Endnotes

Endnotes 33 1) Mixed-use properties represented based on allocated loan amounts. 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 3) Loan was placed on nonaccrual status as of June 2022. 4) Loan was placed on nonaccrual status as of September 2022. 5) Loan was placed on nonaccrual status as of December 2022. 6) Loan was placed on nonaccrual status as of March 2023. 7) Outstanding principal balance, excludes deferred debt issuance costs. 8) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 9) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 10) GPMT 2021-FL3 $2.4 million of restricted cash. 11) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $22.9 (Provision) for Credit Losses $(46.4) Gain on Extinguishment of Debt $0.2 Operating Expenses $(10.6) Dividends on Preferred Stock $(3.6) GAAP Net (loss)* $(37.5) Basic Wtd. Avg. Common Shares 52,308,380 Diluted Wtd. Avg. Common Shares 52,308,380 Net (loss) Per Basic Share $(0.72) Net (loss) Per Diluted Share $(0.72) Common Dividend Per Share $0.20 Preferred Dividend Per Share $0.4375 First Quarter 2023 Financial Summary 35* See definition in this appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $223.4 Loans Held-for-Investment, net $3,182.4 Repurchase Facilities $1,191.6 Securitized (CLO) Debt $1,039.4 Secured Credit Facility $100.0 Asset-Specific Financing $45.8 Senior Unsecured Convertible Notes $131.1 Preferred Equity $205.7 Common Equity $725.6 Total Stockholders’ Equity $931.3 Common Shares Outstanding 51,526,039 Book Value Per Common Share $14.08

$14.86 $14.08 $0.23 $(0.89) $(0.07) $(0.20) $(0.04) $0.19 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 12/31/2022 Pre-Provision Earnings (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Equity Compensation Share Repurchase 3/31/2023 Key Drivers of First Quarter 2023 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(37.5) million, or $(0.72) per basic share, inclusive of a $(46.4) million, or $(0.89) per basic share, of provision for credit losses. • Distributable Earnings** of $10.7 million, or $0.20 per basic share. • Q1 2023 book value per common share of $14.08, inclusive of $(2.54) per common share total CECL reserve. • Accretively repurchased 1.0 million common shares, resulting in book value accretion of approx. $0.19 per share. 36 BO O K VA LU E WA L K P E R S H A R E * Represents Net Income Attributable to Common Stockholders; see definition in this appendix. ** See definition and reconciliation to GAAP net income in this appendix.

13.6% 15.1% 34.0% 4.9% 19.2% 13.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . L IB O R / S O F R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR/SOFR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR/SOFR Floor 37 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. LIBOR/SOFR AS OF MARCH 31, 2023(**) • Portfolio is over 98% floating rate. • Well positioned for further increases in short-term benchmark interest rates. WEIGHTED AVERAGE LIBOR/SOFR FLOOR BY LOAN VINTAGE (*) $(0.03) $(0.02) $(0.02) $(0.01) $0.01 $0.02 $0.02 $0.03 -1.00% -0.75% -0.50% -0.25% 0.25% 0.50% 0.75% 1.00% Change in 1-Month U.S. LIBOR/SOFR (%) * Reflects changes to LIBOR/SOFR floors arising from loan modifications in prior period. ** Represents estimated change in net interest income for theoretical (+)(-) 25 basis points parallel shifts in 1-month U.S. LIBOR/SOFR, as of 3/31/2023, spot LIBOR and SOFR was 4.86% and 4.80%, respectively. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on March 31, 2023. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed.

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 38 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q2 2022 Q3 2022 Q4 2022 Q1 2023 GAAP Net (loss) Income* $(17.4) $(29.1) $(9.9) $(37.5) Adjustments: Provision (Benefit from) for Credit Losses $13.6 $35.4 $16.5 $46.4 Loss (Gain) on Extinguishment of Debt $13.0 $- $- $(0.2) Loss on Loan Sale $- $- $1.7 $- Non-Cash Equity Compensation $1.9 $2.4 $0.6 $2.0 Recovery of Amounts Previously Written off $0.5 $- $- $- Distributable Earnings* Pre-loss and Write-off $11.7 $8.7 $9.0 $10.7 Loan Write-off $- $- $(15.5) $- Loss on Loan Sale $- $- $(1.7) $- Distributable Earnings (loss)* $11.7 $8.7 $(8.2) $10.7 Basic Wtd. Avg. Common Shares 53,512,005 52,350,989 52,350,989 52,308,380 Diluted Wtd. Avg. Common Shares 53,512,005 52,350,989 52,350,989 52,308,380 Distributable Earnings* Per Basic Share Pre- loss and Loan Write-off $0.22 $0.17 $0.17 $0.20 Distributable Earnings* Per Basic Share $0.22 $0.17 $(0.16) $0.20 * See definition in this appendix.

($ in thousands) At 6/30/22 At 9/30/22 At 12/31/22 At 3/31/23 ASSETS Loans and securities $3,877,294 $3,603,016 $3,350,150 $3,310,830 Allowance for credit losses $(47,280) $(82,611) $(82,335) $(128,451) Carrying Value $3,830,014 $3,520,405 $3,267,815 $3,182,379 LIABILITIES Other liabilities impact* $2,854 $2,964 $4,249 $4,543 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(50,134) $(85,576) $(86,584) $(132,994) Financial Statements Impact of CECL Reserves 39 • Total allowance for credit losses of $133.0 million, of which $4.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q1 2023 Change in provision for credit losses: Loans held-for-investments $(46,116) Other liabilities* $(294) Total provision for credit losses $(46,410) * Represents estimated allowance for credit losses on unfunded loan commitments.

Summary of Investment Portfolio 40 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $3,511.6 $3,307.1 $3,169.2 L +/S + 3.67% L +/S + 4.04% 3.1 66.5% 63.0% Subordinated Loans $13.7 $13.7 $13.2 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $3,525.3 $3,320.8 $3,182.4 L +/S + 3. 67% L +/S + 4.04% 3.1 66.4% 62.9% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio Detail 41 ($ IN MILLIONS) Type* Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* State Property Type Initial LTV* Stabilized LTV* Asset 1 Senior 12/19 $111.1 $109.2 $109.0 L + 2.75% L + 3.23% 3.0 IL Multifamily 76.5% 73.0% Asset 2 Senior 12/18 96.4 88.7 88.4 L + 3.75% L + 5.21% 3.0 NY Mixed-Use 26.2% 47.6% Asset 3 Senior 08/19 93.1 93.1 93.2 L + 2.80% L + 3.26% 3.0 MN Office 73.1% 71.2% Asset 4 Senior 10/19 92.6 92.6 92.6 L + 3.24% L + 3.86% 3.0 CA Office 63.9% 61.1% Asset 5 Senior 07/19 89.8 79.8 79.7 L + 3.69% L + 4.32% 3.0 IL Office 70.0% 64.4% Asset 6 Senior 10/19 87.8 86.6 86.4 L + 2.55% L + 3.05% 3.0 TN Office 70.2% 74.2% Asset 7 Senior 12/15 82.0 82.0 82.0 L + 4.15% L + 4.43% 4.0 LA Mixed-Use 65.5% 60.0% Asset 8 Senior 01/20 81.9 72.7 72.6 L + 4.25% L + 3.93% 3.0 CO Industrial 47.2% 47.5% Asset 9 Senior 06/19 81.7 81.4 81.4 S + 2.69% S + 3.05% 3.0 TX Mixed-Use 71.7% 72.2% Asset 10 Senior 10/22 77.3 77.3 77.3 S + 4.50% S + 4.61% 2.0 CA Retail 47.7% 36.6% Asset 11 Senior 10/19 76.8 76.8 76.7 L + 3.36% L + 3.73% 3.0 FL Mixed-Use 67.7% 62.9% Asset 12 Senior 12/16 67.8 66.0 66.0 S + 5.15% S + 4.87% 4.0 FL Office 73.3% 63.2% Asset 13 Senior 12/19 63.7 60.5 60.3 S + 3.50% S + 3.28% 3.0 NY Office 68.8% 59.3% Asset 14 Senior 07/21 63.3 63.1 62.8 L + 3.00% L + 3.39% 3.0 LA Multifamily 68.8% 68.6% Asset 15 Senior 12/18 60.1 59.1 59.0 S + 2.90% S + 3.44% 3.0 TX Office 68.5% 66.7% Assets 16-88 Various Various $2,299.9 $2,131.9 $2,123.5 L +/S + 3.80% L +/S + 4.16% 3.2 Various Various 67.8% 63.3% Allowance for Credit Losses $(128.5) Total/Weighted Average** $3,525.3 $3,320.8 $3,182.4 L +/S + 3.67% L +/S + 4.04% 3.1 66.4% 62.9% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Condensed Consolidated Balance Sheets 42 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) March 31, 2023 December 31, 2022 ASSETS (unaudited) Loans held-for-investment $ 3,310,830 $ 3,350,150 Allowance for credit losses (128,451) (82,335) Loans held-for-investment, net 3,182,379 3,267,815 Cash and cash equivalents 223,432 133,132 Restricted cash 3,344 7,033 Accrued interest receivable 13,869 13,413 Other assets 52,317 32,708 Total Assets $ 3,475,341 $ 3,454,101 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,191,571 $ 1,015,566 Securitized debt obligations 1,039,407 1,138,749 Asset-specific financings 45,823 44,913 Secured credit facility 100,000 100,000 Convertible senior notes 131,131 130,918 Dividends payable 14,307 14,318 Other liabilities 20,644 24,967 Total Liabilities 2,542,883 2,469,431 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 8,280,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 51,526,039 and 52,350,989 shares issued and outstanding, respectively 515 524 Additional paid-in capital 1,198,272 1,202,315 Cumulative earnings 96,864 130,693 Cumulative distributions to stockholders (364,400) (350,069) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 931,333 983,545 Non-controlling interests 125 125 Total Equity $ 931,458 $ 983,670 Total Liabilities and Stockholders’ Equity $ 3,475,341 $ 3,454,101

Condensed Consolidated Statements of Comprehensive Income (Loss) 43 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (in thousands, except share data) Three Months Ended March 31, 2023 2022 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 65,291 $ 47,298 Cash and cash equivalents 1,428 23 Total interest income 66,719 47,321 Interest expense: Repurchase facilities 19,772 5,008 Secured credit facility 2,929 — Securitized debt obligations 18,051 9,732 Convertible senior notes 2,311 4,546 Term financing facility — 1,373 Asset-specific financings 743 282 Senior secured term loan facilities — 2,868 Total Interest Expense 43,806 23,809 Net interest income 22,913 23,512 Other (loss) income: (Provision for) Benefit from credit losses (46,410) (3,688) Gain (loss) on extinguishment of debt 238 (5,791) Fee income — 493 Total other (loss) income (46,172) (8,986) Expenses: Compensation and benefits 5,912 5,816 Servicing expenses 1,378 1.461 Other operating expenses 3,271 2,614 Total expenses 10,561 9,891 (Loss) income before income taxes (33,820) 4,635 Provision for (benefit from) income taxes 9 (1) Net (loss) income (33,829) 4,636 Dividends on preferred stock 3,625 3,625 Net (loss) income attributable to common stockholders $ (37,454) $ 1,011 Basic (loss) earnings per weighted average common share $ (0.72) $ 0.02 Diluted (loss) earnings per weighted average common share $ (0.72) $ 0.02 Dividends declared per common share $ 0.20 $ 0.25 Weighted average number of shares of common stock outstanding: Basic 52,308,380 53,857,051 Diluted 52,308,380 53,961,497 Net (loss) income attributable to common stockholders $ (37,454) $ 1,011 Comprehensive (loss) income $ (37,454) $ 1,011

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2022, and for all subsequent reporting periods ending on or after December 31, 2022, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 44

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended March 31, 2023, we recorded provision for credit losses of $(46.4) million, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above. During the three months ended March 31, 2023, we recorded a $0.2 million gain on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time events pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 45

Other Definitions 46 Weighted Average Yield / Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Portfolio yield calculation includes nonaccrual loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net (loss) income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 47 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, CLO’s, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 48 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.